3Q 2024 Investor Presentation October 31, 2024

2 Safe Harbor This presentation may contain certain forward-looking statements about Arrow Financial Corporation (“Arrow” or the “Company”). Forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended, include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. We are not obligated to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 10-K”), other filings with the SEC, and the third quarter 2024 earnings release issued October 31, 2024 (the “3Q Earnings Release”).

3 Table of Contents • 3Q 2024 Results and Performance Metrics • Non-Interest Income/Expense • Loans • Deposits/Funding Sources • Credit Quality • Capital Actions & Strategy • Investments • Overview and History

3Q 2024 Results 4

5 Takeaways & Themes • Strong Expansion of Net Interest Margin • Successful Integration of Two Acquisitions • Continued Capital Return to Investors • Excellent Credit Profile • Strong Capital Base • Diversified Revenue Sources  Core Banking  Wealth Management  Insurance • 2025 Tailwinds  Liability Sensitive Balance Sheet  Positive Core Operating Leverage

6 3Q 2024 Highlights • Net income of $9.0 million; Diluted Earnings Per Share (EPS) of $0.53; negatively impacted by $0.02 per share of non-core expenses related to acquisitions • Net Interest Margin improved to 2.78% (2.79% FTE), up from 2.67% (2.69% FTE) from the prior quarter • Average loan yields increased to 5.27% for 3Q24, up from 5.17% for 2Q24 • Loan portfolio rate at end of 3Q24 reached 5.35%, up 10 bps from 2Q24 • Cost of deposits were 2.12% for 3Q24, unchanged from 2Q24 • Cost of deposits rate at end of 3Q24 was 2.08%, 4 bps lower than the average rate for the quarter • Tangible Book Value increased to $21.95 • Accumulated Other Comprehensive Loss improved $5.7 million, or 18%, from 2Q24 • ROA improved to 0.84%, up from 0.82% in the previous quarter • Strong credit quality; Annualized net charge-offs were 0.08% • Acquisition of Whitehall, NY branch with ~$38 million in deposits • Acquisition of the assets of A&B Agency, Inc., an employee benefits insurance solutions provider Other Items • 4th Quarter Dividend of $0.28 per share paid on October 29, 2024, a 3.7% increase from prior quarter • In October, paid off BTFP1 borrowing of $95 million and replaced with lower costing brokered CDs • Named to the prestigious Piper Sandler list of “Sm-All Stars” Class of 2024 • In November, customers will gain surcharge-free access to the Allpoint ATM Network of over 55,000 locations 1Bank Term Funding Program Financial information provided in this document is unaudited. Please refer to the 3Q24 Earnings Release for a reconciliation of any non-GAAP measures.

7 3Q 2024 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Comparative Quarter Income Statement 3Q24 2Q24 Fav/(Unfav) Var1 Total Interest Income $ 49.4 $ 48.0 1.5 Total Interest Expense 21.0 20.8 (0.2) Net Interest Income 28.4 27.2 1.3 Non-Interest Income 8.1 7.9 0.2 Non-Interest Expense 24.1 23.3 (0.8) Pre-Tax, Pre-Provision Net Revenue2 $ 12.4 $ 11.7 0.7 Provision for Credit Losses $ 0.9 $ 0.8 (0.2) Pre-Tax Income $ 11.5 $ 10.9 0.6 Income Tax Expense $ 2.5 $ 2.3 (0.2) Reported Net Income $ 9.0 $ 8.6 0.4 EPS $ 0.53 $ 0.52 0.01 Income Statement YTD 3Q24 YTD 3Q23 Fav/(Unfav) Var1 Total Interest Income $ 144.1 $ 118.2 25.9 Total Interest Expense 62.1 39.0 (23.1) Net Interest Income 82.0 79.2 2.8 Non-Interest Income 23.8 21.6 2.2 Non-Interest Expense 71.4 69.8 (1.6) Pre-Tax, Pre-Provision Net Revenue2 $ 34.4 $ 31.0 3.4 Provision for Credit Losses $ 2.3 $ 2.9 0.6 Pre-Tax Income $ 32.1 $ 28.1 4.0 Income Tax Expense $ 6.9 $ 5.8 (1.1) Reported Net Income $ 25.2 $ 22.3 2.9 EPS $ 1.50 $ 1.31 0.19

8 3Q 2024 Consolidated Financial Statements 1 Variances rounded based on actual whole dollar amounts UNAUDITED Dollars in millions, except per share data Linked Quarter Balance Sheet 3Q24 2Q24 4Q23 3Q24 vs 2Q241 3Q24 vs 4Q231 Cash & Cash Equivalents $ 340.1 $ 200.2 $ 142.5 139.9 197.6 Investment Securities 549.8 556.4 636.1 (6.6) (86.3) Loans Receivable, net 3,308.7 3,284.5 3,181.6 24.2 127.0 All Other Assets 212.8 203.3 209.6 9.5 3.2 Total Assets $ 4,411.4 $ 4,244.4 $ 4,169.9 167.0 241.6 Total Deposits $ 3,837.5 $ 3,683.6 $ 3,687.6 153.8 149.9 Total Borrowings 128.6 131.5 51.6 (2.9) 77.0 Other Liabilities 52.0 46.2 51.0 5.8 1.0 Total Liabilities $ 4,018.1 $ 3,861.4 $ 3,790.1 156.7 228.0 Equity $ 393.3 $ 383.0 $ 379.8 10.3 13.5 Total Liabilities & Equity $ 4,411.4 $ 4,244.4 $ 4,169.9 167.0 241.5

9 3Q24 YTD 2024 EPS $0.53 $1.50 Net Interest Margin* 2.78% 2.69% Profitability Net Revenue $36.6 million $105.9 million Return on Average Assets (ROA) 0.84% 0.79% Return on Average Equity (ROE) 9.20% 8.83% $3.34 billion of gross loans 87.0% loan-to-deposit ratio Balance Sheet $3.84 billion of deposits 6.32% wholesale funding ratio 0.94% Allowance for Credit Losses (ACL) 0% digital deposits $21.95 Fully Diluted Tangible Book Value per Share Capital 8.63% Tangible Common Equity Ratio YTD 2024 Results *FTE for 3Q24 is 2.79%; 2Q24 is 2.69%; 1Q’24 is 2.62%; FY 2023 is 2.67% Arrow GFNB SNB Tier 1 Leverage Ratio 9.78% 8.75% 9.41% CET 1 Capital Ratio 12.77% 12.97% 12.04% Tier 1 Risk-Based Capital Ratio 13.41% 12.97% 12.04%

10 Performance Trends $2.41 $2.92 $2.86 $1.77 $0.45 $0.52 $0.53 2020 2021 2022 2023 1Q24 2Q24 3Q24 EPS $18.32 $20.42 $19.37 $21.06 $21.25 $21.54 $21.95 2020 2021 2022 2023 1Q24 2Q24 3Q24 Fully Diluted Tangible Book Value 12.77% 14.09%13.55% 8.29% 8.12% 9.15% 9.20% 2020 2021 2022 2023 1Q24 2Q24 3Q24 Return on Average Equity 1.17% 1.28% 1.21% 0.74% 0.73% 0.82% 0.84% 2020 2021 2022 2023 1Q24 2Q24 3Q24 Return on Average Assets After a challenging 2023, EPS and profitability metrics continue to rebound History of strong earnings and performance metrics YTD $1.50

11 Net Interest Margin 2.97% 3.03% 2.65% 2.60% 2.67% 2.78% 3.97% 4.00% 4.62% 5.01% 5.17% 5.27% 0.10% 0.27% 1.43% 2.06% 2.12% 2.12% 2021 2022 2023 1Q24 2Q24 3Q24 NIM Average Loan Yield for the Period Shown Cost of Deposits 1 1Yield includes the impact of deferred fees and loan origination costs amortization 2.90% 3.02% 3.14% 3.08% 2.96% 2.61% 2.53%2.53% 2.60% 2.67% 2.78% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 NIM Expansion Accelerating 3Q24 Full Tax Equivalent NIM 2.79% 3Q2024 2Q2024 Loan Origination Avg. Rate 7.35% 7.46% Loan Portfolio Exit Rate at Quarter End 5.35% 5.25% Deposit Exit Rate at Quarter End 2.08% 2.10% 3Q24 Exit Rate for Deposits below the average for the quarter

Non-Interest Income/Expense 12

13 3Q24 Non-Interest Income Steady, broad based non-interest income sources: • Wealth Management • Insurance (3Q24 aided by acquisition of A&B Agency) • Banking Fees Dollars in thousands September 30, 2024 June 30, 2024 September 30, 2023 Fees for Other Services to Customers $ 2,881 $ 2,706 $ 2,761 Fiduciary Activities/Wealth Management 2,429 2,451 2,378 Insurance Commissions 1,955 1,662 1,695 Other Operating Income 868 1,037 1,216 Total Non-Interest Income $ 8,133 $ 7,856 $ 8,050 Three Months Ended

14 3Q24 Non-Interest Expense • Increase in Compensation & Benefits – Supporting growing organization and inflation-driven wage increases • Fraud Expenses in 2Q24 benefitted from recoveries related to 2023 and 1Q24 events • Legal & Professional elevated in 3Q2024 related to one-time charges for acquisitions of Whitehall and A&B Agency Dollars in thousands September 30, 2024 June 30, 2024 September 30, 2023 Compensation & Benefits $ 13,446 $ 13,036 $ 11,988 Occupancy & Equipment 1,754 1,774 1,517 Data Processing & Technology 4,692 4,734 4,371 Advertising & Contributions 305 278 305 Legal & Professional 1,155 926 2,598 FDIC Assessment 698 698 484 Fraud Expenses 9 (362) 190 All Other Expenses 2,041 2,234 2,026 Total Non-Interest Expense $ 24,100 $ 23,318 $ 23,479 Three Months Ended

15 Operating Expenses - Efficiency Trends 57.1% 52.8% 54.2% 54.3% 68.8% 2.22% 2.02% 2.00% 2.01% 2.28% 2019 2020 2021 2022 2023 Efficiency Ratio Net Non-interest Expense / Average Assets 2023 impacted by margin compression and elevated expenses (audit, professional, legal) due to regulatory filing delays 63.4% 72.7% 69.9% 69.8% 69.5% 66.3% 65.6% 2.27% 2.36% 2.26% 2.21% 2.27% 2.21% 2.25% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Efficiency Ratio Net Non-interest Expense / Average Assets 3Q24 expenses moderating/efficiency measures improving: • Sustainable reduction in audit, professional and legal expenses • Salary and Benefit adjustments from increased staffing levels and wage inflation impacting 2024

Loans 16

Loan Portfolio Composition


Commercial
(C&I)[1]
10.9%
Commercial
Real Estate
(CRE)
16.9%
Consumer
33.6%
Residential
Real Estate
(RRE)
38.6%

Total Loan Portfolio ~ $3.33 billion

- No single relationship represents more than ~1.75% of total loans as of September 30, 2024
- CRE concentration ratio of ~131% of risk-based capital
- CRE loans not in major metropolitan areas
- C&I portfolio can be a source of deposit growth

RRE and total loans do not include FV hedge mark of $5.8M, $1.2M, $0.4M, and $6.5M in 2023, 1Q24, 2Q24, and 3Q24, respectively.

[1]Commercial (C&I) includes owner-occupied real estate loans

17

ARROW Financial Corporation

18 $316 $350 $357 $358 $360 $365 $442 $497 $544 $555 $561 $562 $921 $1,065 $1,112 $1,126 $1,139 $1,120 $946 $1,071 $1,194 $1,218 $1,255 $1,287 2021 2022 2023 1Q24 2Q24 3Q24 Residential Real Estate (RRE) Consumer Commercial Real Estate (CRE) Commercial (C&I) $2,624 $2,983 $3,207 $3,257 $3,315 $3,333 Loan Balances Dollars in millions Loan Growth Across Multiple Portfolios Balances exclude all Paycheck Protection Plan loans. CRE excludes owner-occupied real estate loans. Owner-occupied real estate loans shown as part of the C&I portfolio. RRE and total loans do not include FV hedge mark of $5.8M, $1.2M, $0.4M, and $6.5M in 2023, 1Q24, 2Q24, and 3Q24, respectively. YTD loan growth of 5.2% (annualized); 5.5% excluding RRE loan sales ~10.6% CAGR

19 Loan Yields Steadily Increasing $2.60 $2.64 $2.64 $2.66 $2.67 $2.74 $2.85 $2.93 $2.98 $3.01 $3.07 $3.14 $3.21 $3.26 $3.32 $3.33 3.94% 3.90% 4.04% 4.08% 3.82% 3.90% 3.85% 4.09% 4.13% 4.32% 4.57% 4.70% 4.86% 5.02% 5.17% 5.27% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Loan Portfolio Yields experiencing meaningful increase during 2024, continuing trend from 2023 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions Pre 2020 4.99% 2020 4.30% 2021 3.83%2022 4.66% 2023 6.71% 2024 7.44% Rate by Vintage • ~56% of balances are 2022-2024 vintages • Portfolio exit rate was 5.35% as of Sept. 30, 2024 1Yield includes the impact of deferred fees and loan origination costs amortization 1 …

Consumer Loan Portfolio



Dollars in millions
3.95%
3.94%
3.92%
3.93%
3.87%
3.84%
3.83%
4.10%
4.02%
4.26%
4.61%
4.83%
5.11%
5.36%
5.61%
5.79%
$860
$861
$893
$921
$921
$977
$1,031
$1,056
$1,065
$1,073
$1,088
$1,108
$1,112
$1,126
$1,139
$1,120
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24
Period-End Loan Balance
Average Loan Portfolio Yield1 for the Period Shown

Portfolio rates at September 30, 2024 - 6.19%
Average origination rate for 2024 - 7.92%
Rate excludes the impact of deferred fees/loan origination costs

- 99.6% of the portfolio are collateralized auto loans; only $4 million in unsecured personal loans
- Auto loans sourced through a network of >485 dealers in New York and Vermont with customers extending beyond those states
- Loans are underwritten/credit scored by Arrow
- Essentially 100% of auto loans are fully amortizing, fixed-rate loans
- >73% of auto loan balances have customers with FICO scores >700
- Average portfolio FICO score is 739; Average debt to income ratio ~31%; average LTV[2] is 88%
- Less than 5% of indirect loans have FICO scores <620
- Annual losses over last 5 years were 9-20 bps
- ~27% new, ~73% used vehicles exposure

[1]Yield includes the impact of deferred fees and loan origination costs amortization
[2]Based on MSRP or used National Automobile Dealers Association (NADA) retail value at time of origination

20

ARROW Financial Corporation

Commercial Real Estate Portfolio


Dollars in millions
3.66%
4.90%
5.08%
5.19%
4.88%
5.07%
5.18%
5.25%
$393
$407
$412
$431
$442
$441
$455
$468
$497
$507
$519
$529
$543
$555
$561
$562
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

Portfolio rates trending upward
September 30, 2024 - 5.36%
Rate excludes the impact of deferred fees/loan origination costs

- **CRE loans extended to businesses / borrowers primarily located in our regional market area**
- **No CRE exposure to large metropolitan areas – e.g., no NYC exposure**
- **As of September 30, 2024:**
  - **~$132 million, or ~24%, of CRE loans are variable-rate loans or are fixed-rate loans that reprice within 12 months**
  - **Non-owner occupied Office exposure accounted for ~10% of CRE and ~2% of total loans**
  - **Non-owner occupied Retail exposure accounted for ~15% of CRE and ~2% of total loans outstanding**
  - **Total Hotels and Motels exposure accounted for ~24% of CRE and ~4% of total loans outstanding**
  - **The majority of the remaining CRE exposure is comprised of multi-family and other residential investment properties**

Commercial real estate excludes owner-occupied real estate loans.
[1] Yield includes the impact of deferred fees and loan origination costs amortization

21
ARROW Financial Corporation

22 Commercial (C&I) Portfolio $305 $301 $312 $312 $316 $334 $346 $350 $350 $344 $352 $354 $359 $358 $360 $365 4.17% 4.35% 4.57% 4.89% 5.38% 5.53% 5.66% 5.81% $200 $250 $300 $350 $400 $450 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • C&I loans extended to businesses/ borrowers primarily located in our regional market area • C&I portfolio a potential source for deposit acquisition • As of September 30, 2024: – ~$71 million, or ~19%, of C&I loans are either variable-rate loans or fixed-rate loans that reprice within 12 months Commercial (C&I) includes owner-occupied real estate loans. 1Yield includes the impact of deferred fees and loan origination costs amortization 1 Portfolio rates trending upward 3Q24 exit rates at 5.36% vs 2Q24 at 5.27% Rate excludes the impact of deferred fees/loan origination costs

Residential Real Estate Loans



Dollars in millions
3.83% 3.79% 3.77% 3.76% 3.73% 3.71% 3.70% 3.78% 3.80% 4.10% 4.17% 4.25% 4.52% 4.57% 4.67% 4.77%
$923 $908 $911 $930 $946 $967 $1,012 $1,051 $1,071 $1,081 $1,111 $1,148 $1,194 $1,218 $1,255 $1,287
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

- **3Q24 yields include ~19bps related to FV balance sheet hedge**
- **One-to-four family residential real estate secured by first or second mortgages on residences and home equity lines located in our market area**
- **LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value)**
- **Loans exceeding 80% LTV at origination require private mortgage insurance or other guarantees**
- **~ $49MM, or 4%, of residential loan portfolio is for construction purposes**
- **~9% of the portfolio are home equity loans**
- **As of September 30, 2024:**
  - **~30% of portfolio subject to adjustable rates**
  - **~70% of portfolio is fixed rate**

As of September 30, 2024, the average rate in the Residential Mortgage portfolio was ~4.32% and the Home Equity Line portfolio rate was ~7.33%, resulting in overall portfolio rate of ~4.61%

Rates exclude the impact of deferred fees/loan origination costs

RRE loan balances exclude FV hedge mark.

[1]Yield includes the impact of deferred fees and loan origination costs amortization

23

ARROW Financial Corporation

Deposits/Funding Sources 24

25 Deposit Balances – Excl. Brokered CDs 26.5% 25.8% 27.5% 27.0% 25.5% 26.5% 26.6% 27.2% 25.2% 26.2% 27.0% 26.5% 24.6% 26.3% 24.3% 27.1% 25.2% 26.8% 23.3% 26.5% 24.3% 25.6% 47.0% 49.8% 46.2% 48.7% 47.4% 48.3% 46.7% 49.5% 48.3% 49.5% 47.4% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Axis Title Non-Municipal Municipal Business Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 $3.51 $3.60 $3.51 $3.66 • Increase in 3Q24 balances driven by seasonal fluctuation in municipal and corporate deposits • Municipal deposits are from county and local governments, including school, water, fire, sewer districts and housing authorities • $175M in brokered CDs obtained in 4Q23, excluded from chart  Subject to three-year swap arrangement

26 Deposit Balances – Excl. Brokered CDs 21.8% 23.3% 24.1% 23.9% 22.3% 21.8% 21.8% 21.5% 19.3% 20.1% 20.2% 31.1% 29.5% 29.3% 28.5% 27.0% 24.4% 25.1% 22.8% 25.2% 24.4% 23.9% 42.4% 42.5% 41.8% 41.7% 42.3% 43.4% 40.9% 41.9% 41.6% 41.3% 42.2% 4.8% 4.8% 4.9% 6.0% 8.5% 10.5% 12.3% 13.9% 13.9% 14.2% 13.7% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Axis Title Deposit Balances Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 $3.51 $3.60 $3.51 $3.66 • Migration continues from low to high-cost products • Seasonality of deposits amplify concentrations in higher-costing deposits

27 Funding Sources and 3Q24 Exit Rates • Recent FRB activity created opportunity to actively reduce Cost of Funds (COF) • Laddered retail CD pricing (6, 14, and 23 month offerings) lower than the average maturing CD specials Dollars in millions Balance Rate Balance Rate Balance Rate Balance Rate Demand (Non-Interest Bearing) $ 291 0.00% $ 425 0.00% $ 24 0.00% $ 740 0.00% Interest Bearing Checking 307 0.14% 257 3.28% 312 0.19% 875 1.08% Savings and Money Market 714 1.29% 274 3.55% 556 4.64% 1,545 2.90% Time Deposits 426 3.66% 31 3.51% 45 2.85% 502 3.58% Core Deposits $ 1,738 1.45% $ 987 1.95% $ 938 2.95% $ 3,662 1.97% Brokered CDs - Net of Swap Effect 175 4.49% Total Deposits $ 1,738 1.45% $ 987 1.95% $ 938 2.95% $ 3,837 2.08% Other Borrowings 109 4.35% Junior Subordinated Obligations - TRUPS 20 3.43% Total Deposits and Borrowings $ 1,738 1.45% $ 987 1.95% $ 938 2.95% $ 3,966 2.15% Consumer Business Municipal Total

28 Deposit Rate Analysis Balance Exit Rate1 Balance Exit Rate1 Balance Exit Rate1 Demand (Non-Interest Bearing) $740 0.00% $705 0.00% $35 0.00% Interest Bearing Checking $875 1.08% $857 1.06% $19 0.02% Savings and Money Market $1,545 2.90% $1,447 2.84% $98 0.06% Time Deposits $502 3.58% $500 3.90% $2 -0.32% Total $3,662 1.97% $3,509 1.98% $154 -0.01% 3Q 2024 2Q 2024 Variance Exit Rate is the rate as of the end of the quarter1 • Deposit pricing discipline challenged by changes in deposit mix • Lower COF Exit Rate in 3Q24 driven by CD repricing • Potential reduction of COF due to future Fed rate cuts

Credit Quality 29

30 Credit Quality 0.44% 0.40% 0.37% 0.21% 0.20% 0.66% 0.66% 0.64% 0.66% 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Non-Performing Loans (NPL) / Gross Loans Dollars in millions $11.7 $12.0 $11.2 $6.5 $6.3 $21.2 $21.4 $21.1 $21.9 • Increase in 4Q23 related to one ~$15.3M Commercial Loan relationship going on non-accrual  Strong collateral position; account closely monitored and in active work-out discussions • Annualized charge-offs were 8bps in 3Q24 and 9bps on a YTD basis • ACL Coverage Ratio of 143%; 489% excluding the ~$15.3M Commercial Loan • One NPL relationship • Well collateralized • No specific reserve required 0.48% 0.18%

31 Allowance for Credit Losses Provision for Credit Losses $0.9M

32 Allowance for Credit Losses Provision for Credit Losses $2.3M

Capital Actions and Strategy 33

34 Equity and Ownership Dividends and Return of Capital • 4th Quarter Dividend of $0.28 per share paid on October 29, 2024 • Represents a 3.7% increase to our quarterly dividend • 46th consecutive quarter of dividends • YTD ~$6.4 million of stock repurchases (263K shares) • No repurchase activity in 3Q24 Capital Strategy • $5M stock buyback authorization in place for opportunistic use Ownership • Directors, Management and Employees (through employee ownership plans) currently own ~6% of Arrow

35 Fully Diluted Tangible Book Value (TBV)

36 Capital Position 9.78% 12.77% 13.41% 14.46% 8.63% 9.74% 12.88% 13.53% 14.57% 8.53% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2Q24 3Q24

Investments 37

38 Duration Wtd Avg Remaining LifeCurrent Book Value Market ValueCategoy Unrealized Gain / (Loss) Book Yield • Decrease of $12.5M in unrealized losses from June 30, 2024 • Book yield consistent with prior quarter and duration decreased from 2.53 to 2.39 in 3Q2024 Investment Portfolio – AFS and HTM 1 1 Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in OCI Dollars in thousands September 30, 2024 229$ 4.94% 0.65 0.62 (3,650) Agency CMO Municipal - Local Other Total AFS US Treasuries 7.02% 7.65% 2.07% 0 (43) (30,976)$ Market Value 141,350 75,470 20,805 2,526 2,445 20,805 240 957 437,067$ 4,414$ 49,795$ 50,024$ Category 2.39 6,908 6,690 (218) 4.01% 265,100 237,806 (27,294) 1.59% Unrealized Gain / (Loss)1 Book Yield 1.84% Current Book Value 145,000 Total Investments US Agencies 240 1,000 468,043$ 4,536$ Agency MBS (32,384)$ 2.40% 2.60% 101,929$ Agency MBS Agency CMO Municipal Municipal - Local Total HTM 74,265 103,337$ (122)$ (81) Duration 1.24 3.76 3.56 2.69 Wtd Avg Remaining Life 1.28 4.34 4.13 1.32 0.76 1.22 2.77 5.00 3.00 1.54 1.88 1.38 0.76 1.27 2.77 4.09 2.64 1.46 1.73 571,380$ 538,996$ 2.57% 5.04% 3.06% 2.25% (1,205) 0 (1,408)$ 215 5,040 929 6,618$ 43,051$ Expected Runoff Thru 12/31/24 25,000$ 0 11,276 157 0 0 36,433$ 434$

Overview and History 39

40 Our Profile Insurance Offices Bank Branches 938 • Multi-Bank Holding company • Glens Falls National Bank and Trust Company • Saratoga National Bank and Trust Company • Upstate Agency, LLC • Wealth Management Services • $4.4 billion in assets • 560 plus employees • Primary service area population of more than 1.1 million

41 Financial Snapshot 2019 2020 2021 2022 2023 3Q24 YTD Total assets $3,184,275 $3,688,636 $4,027,952 $3,969,509 $4,169,868 $4,411,449 Loans $2,386,120 $2,595,030 $2,667,941 $2,983,207 $3,212,908 $3,339,937 Loan-to-deposit ratio 91.2% 80.2% 75.1% 85.3% 87.1% 87.0% Return on average assets 1.24% 1.17% 1.28% 1.21% 0.74% 0.79% Efficiency ratio 57.08% 52.80% 54.16% 54.26% 68.81% 67.10% Net interest margin 3.05% 2.99% 2.97% 3.03% 2.65% 2.69% Tier 1 Leverage Ratio 9.98% 9.07% 9.20% 9.80% 9.84% 9.78% Return on average equity 13.17% 12.77% 14.09% 13.55% 8.29% 8.83% Tangible book value per share $16.48 $18.32 $20.41 $19.37 $21.06 $21.95 Net interest income $88,049 $99,202 $110,355 $118,343 $104,832 $82,045 Net income $37,475 $40,827 $49,857 $48,799 $30,075 $25,239 EPS (fully diluted) $2.23 $2.41 $2.92 $2.86 $1.77 $1.50 Dollars in thousands, except per share amounts

42 Our History 1851 Glens Falls Bank opened for business in a newly constructed building on Ridge Street. 1932 1912 > 1949 Changed name to Glens Falls National Bank and Trust Company. Broke ground at 250 Glen Street — our current headquarters. > 1965 addition 1981 Glens Falls National Bank (GFNB) went public on NASDAQ as GFAL. 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW.

43 Our History 1988 Formed Saratoga National Bank and Trust Company (SNB) and expanded footprint 1999 Surpassed $1 billion in assets 2004 2021 Bought first insurance agency Topped $4 billion in assets. 2018 Consolidated our insurance business into the Upstate Agency brand. 2012 Reached $2 billion in assets. 2001 Added to the Russell 2000 Index

44 President and Chief Executive Officer Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank. In May 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and its subsidiary banks and sits on the boards of various non-profits dedicated to healthcare and economic development. David S. DeMarco, President and CEO

45 Experienced Leadership Team Mr. Kaiser joined the Company in 2001 as Vice President and Commercial Loan Officer. He served as Corporate Banking Manager and was later promoted to Senior Vice President, before being named Chief Credit Officer in 2011, followed by promotions to Executive Vice President and Senior Executive Vice President. Prior to joining the Company, he spent 15 years in the Capital Region as a Commercial Loan Officer. Mr. Kaiser has a bachelor’s degree in business administration from Siena College. Mr. Kaiser actively serves on boards of numerous community organizations. David D. Kaiser, Senior Executive Vice President and CCO Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/ finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Penko Ivanov, Senior Executive Vice President, CFO, Treasurer and CAO Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank. He has since been promoted to Senior Executive Vice President and Chief Risk Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management. Andrew J. Wise, Senior Executive Vice President and CRO

46 Experienced Leadership Team Ms. Pancoe joined the Company in 2018 as Director of Human Resources. In her current role as Chief Human Resources Officer, she has executive oversight of the Company’s human resource strategies, which includes organizational design and succession planning, talent acquisition and retention, performance management, professional development and compensation and benefits. Prior to joining the Company, Ms. Pancoe held various human resource management roles within the power generation and engineering services industry. Ms. Pancoe holds a bachelor’s degree in psychology from Clark University in Worcester, MA, and an MBA from the University at Albany. In addition, she maintains a certified professional human resources designation. Brooke Pancoe, Executive Vice President, Chief Human Resources Officer Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. In addition, Marc oversees the Wealth Management division and Marketing. Prior to joining our Company, Mr. Yrsha spent time in retail leadership, retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program. Marc Yrsha, Senior Executive Vice President, Chief Banking Officer Mr. Jacobs joined Glens Falls National Bank in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs earned a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College. Michael Jacobs, Executive Vice President, Chief Information Officer

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